--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           _________________________



                                  FORM 8-K/A


                       AMENDMENT NO. 1 TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 6, 1999



                         TURBOCHEF TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its Charter)



           DELAWARE                COMMISSION FILE              48-1100390
(State or other jurisdiction of        NUMBER                 (IRS employer
 incorporation or organization)       0-23478             identification number)
 10500 METRIC DRIVE, SUITE 128                                     75243
          DALLAS, TEXAS                                          (Zip Code)
(Address of principal executive offices)


                        Registrant's telephone number:
                                (214) 341-9471


--------------------------------------------------------------------------------

ITEM 4.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(C) EXHIBITS. The following exhibit is filed with this report:

       Exhibit 99.1                   Letter from KPMG Peat Marwick
                                      Dated December 28, 1998

                                 SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        TURBOCHEF TECHNOLOGIES, INC.



                                        By:/s/ Dennis J. Jameson
                                           ----------------------------
                                           Dennis J. Jameson
                                           Executive Vice President,
                                           Chief Financial Officer
                                           (Principal Financial Officer)

Dated January 6, 1999

                                       3